Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2013
Deferred Acquisition Costs

(10) Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2013	2012	2011
Balance, beginning of year	$2,603,307	4,858,136	5,352,713
Capitalization (1)	812,006	737,390	952,734
Interest	186,157	222,229	205,772
Amortization	(1,204,862)	(1,643,969)	(423,355)
Change in shadow DAC	2,423,607	(1,570,479)	(1,229,728)

Balance, end of year	$4,820,215	2,603,307	4,858,136

(1)	Reflects prospective adoption, in 2012, of new acquisition cost guidance. See note 2 for adoption impact.

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2013, 2012, and 2011 is as follows:

	2013	2012	2011
Assets:
DAC	$(82,082)	(63,616)	34,334
DSI	(20,860)	(14,512)	(23,621)
VOBA	116	(1,012)	4,651

Total assets (decrease) increase	(102,826)	(79,140)	15,364

Liabilities:
Account balances and future policy benefit reserves	(224,074)	86,596	(69,519)
Unearned premiums	2,439	96	22,885

Total liabilities (decrease) increase	(221,635)	86,692	(46,634)

Net increase (decrease)	118,809	(165,832)	61,998
Deferred income tax expense (benefit)	41,583	(58,041)	21,700

Net increase (decrease)	$77,226	(107,791)	40,298